Exhibit 99.1

Appendix 3E
Daily share buy-back notice

Rule 3.8A

Appendix 3E

Daily share buy-back notice

(except minimum holding buy-back and

Selective buy-back)

Information and documents given to ASX become ASX's property and may be made public.

Introduced 1/9/99. Origin: rule 3.6, Appendix 7C. Amended 30/9/2001, 11/01/10

Name of entity	ARBN
TWENTY-FIRST CENTURY FOX, INC.	111 480 561

We (the entity) give ASX the following information.

Information about buy-back
1	Type of buy-back	ON MARKET

2	Date Appendix 3C was given to ASX	14 JUNE 2005

Total of all shares bought back, or in relation to which acceptances have been received, before, and on, previous day
		Before previous day	Previous day
3	Number of shares bought back or if buy-back is an equal access scheme, in relation to which acceptances have been	NASDAQ 0 CLASS B 397,662,055 CLASS A ASX 0 CLASS B 0 CLASS A	NASDAQ 0 CLASS B 615,000 CLASS A ASX 0 CLASS B 0 CLASS A
4	Total consideration paid or payable for the shares	NASDAQ US$0 CLASS B US$8,522,548,345 CLASS A ASX A$0 CLASS B A$0 CLASS A	NASDAQ US$0 CLASS B US$19,986,639 CLASS A ASX A$0 CLASS B A$0 CLASS A
		Before previous day	Previous day
5	If buy-back is an on-market buy-back

NASDAQ-CLASS B

highest price paid: US$ N/A

lowest price paid: US$ N/A

NASDAQ-CLASS A

highest price paid: US$35.74

date: 2 January 2014

lowest price paid: US$14.73

date: 04 October 2011

ASX-CLASS B

highest price paid: A$ N/A

lowest price paid: A$ N/A

ASX-CLASS A

highest price paid: A$ N/A

lowest price paid: A$ N/A

highest price allowed under rule 7.33:

ASX-CLASS B

A$ N/A

ASX-CLASS A

A$ N/A

NASDAQ-CLASS B

highest price paid: US$ N/A

lowest price paid: US$ N/A

NASDAQ-CLASS A

highest price paid: US$32.51

lowest price paid: US$32.39

ASX-CLASS B

highest price paid: A$ N/A

lowest price paid: A$ N/A

ASX-CLASS A

highest price paid: A$ N/A

lowest price paid: A$ N/A

highest price allowed under rule 7.33:

ASX-CLASS B

A$ N/A

ASX-CLASS A

A$ N/A

Participation by directors
6	Deleted 30/9/2001

How many shares may still be bought back?
7	If the company has disclosed an intention to buy back a minimum number of shares - the remaining number of shares to be bought back

Compliance statement

1. The company is in compliance with all Corporations Act requirements relevant to this buy-back.

2. There is no information that the listing rules require to be disclosed that has not already been disclosed, or is not contained in, or attached to, this form.

Sign here: /s/ Catherine McDonnell
Date: 17 January 2014

Print name: Catherine McDonnell
Assistant Corporate Secretary, Twenty-First Century Fox, Inc.